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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                      October 27, 2005 (October 27, 2005)

                            GEORGIA GULF CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        1-9753               58-1563799
(State or Other Jurisdiction of        (Commission            (IRS Employer
        Incorporation)                 File Number)       Identification Number)

    115 Perimeter Center Place, Suite 460, Atlanta, GA            30346
         (Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, including area code: (770) 395-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[] Written communications pursuant to Rule 425 under the Securities
   Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange
   Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      The following information shall not be deemed "filed" for purposes of
   Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

              On October 27, 2005, Georgia Gulf Corporation issued a press release announcing expectations regarding financial and operating results for the third quarter 2005. A copy of the press release is furnished as Exhibit
   99.1 hereto and is incorporated into Item 2.02 of this Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

   (c) Exhibits.

99.1     Press Release Dated October 27, 2005



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2005

                                               Georgia Gulf Corporation

                                   By:      /s/ JOEL I. BEERMAN
                                            ------------------------------------
                                   Name:    Joel I. Beerman
                                   Title:   Vice President, General Counsel and
                                            Secretary
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                                  EXHIBIT INDEX
99.1     Press Release dated October 27, 2005